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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 13, 2002
                                                          --------------


                              HYPERCOM CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

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             DELAWARE                              1-13521                               86-0828608
             --------                              -------                               ----------
    (State or Other Jurisdiction                 (Commission                    (IRS Employer Identification
          of Incorporation)                       File Number)                                No.)
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  2851 WEST KATHLEEN ROAD, PHOENIX, ARIZONA                     85053
  -----------------------------------------                     -----
  (Address of Principal Executive Offices)                    (Zip code)




Registrant's telephone number, including area code     (602) 504-5000
                                                  ------------------------------


                                 Not Applicable.
             ------------------------------------ ----------------
         (Former Name or Former Address, if changed since last report.)


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ITEM 5. OTHER EVENTS.

Private Offering of Common Stock. On March 22, 2002, Hypercom Corporation (the "Company") announced that it has completed the issuance and sale of 7,870,000 shares of its common stock, par value $0.001 per share (the "Shares"), at a price of $5.00 per Share. The Shares were sold in a private transaction exempt from registration under Section 4(2) of the Securities Act of 1933, as amended.

The net proceeds of the private offering have been used to repay two term loans in the amount of $15 million and $5 million, respectively, under the Company's credit facility, to repay $3.1 million in outstanding loans from a director and principal stockholder, and to reduce the outstanding borrowings under the Company's $25 million revolving credit facility. The remaining proceeds will be used for general corporate purposes. On or before April 18, 2002, the Company anticipates that it will file a registration statement with the Securities and Exchange Commission to register the Shares for resale by purchasers in the private offering.

A press release announcing the completion of the private offering of the Shares is attached hereto as Exhibit 99.1, and incorporated herein by reference.

In connection with the private offering, the Company entered into an agreement with its principal lenders relating to its revolving credit facility which waives any default or event of default with respect to the delivery of certain collateral documents that the Company was obligated to deliver under the facility and permits the Company to repay the term loans. The effective date of the Amendment was March 13, 2002.

A complete copy of the agreement is filed herewith as Exhibit 10.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits

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                  Exhibit Number                                               Description
                  --------------                                               -----------
                       10.1                              Waiver and Consent, by and among Hypercom Corporation,
                                                         certain of its subsidiaries and Foothill Capital
                                                         Corporation, dated March 13, 2002

                       99.1                              Press Release announcing completion of private offering
                                                         of 7,870,000 shares of Hypercom Corporation's common
                                                         stock
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     HYPERCOM CORPORATION

Date: March 26, 2002                 /s/ Jonathon E. Killmer
                                     ------------------------------------------
                                     Jonathon E. Killmer
                                     Executive Vice President, Chief Financial
                                     Officer, Chief Operating Officer and Chief
                                     Administrative Officer



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                                  EXHIBIT INDEX
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
   Exhibit Number                                               Description
        10.1                              Waiver and Consent, by and among Hypercom Corporation,
                                          certain of its subsidiaries and Foothill Capital
                                          Corporation, dated March 13, 2002

        99.1                              Press Release announcing completion of private offering
                                          of 7,870,000 shares of Hypercom Corporation's common
                                          stock
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